UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California		91764
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01	Regulation FD Disclosure

CVB Financial Corp. (the “Company”) is providing its slide presentation with information as of December 31, 2011. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01	Other Events

On February 22, 2012, the Company’s President and Chief Executive Officer, Christopher D. Myers discussed the slides with Keefe, Bruyette & Woods, Inc. (“KBW”) representatives and various investors.

On February 29, 2012, the Company’s President and Chief Executive Officer, Christopher D. Myers will discuss the slides with various investors at the KBW Investor Conference.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

99.1 Slide presentation of CVB Financial Corp. as of December 31, 2011 (furnished pursuant to Regulation FD).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: February 23, 2012	By:	/s/ Richard C. Thomas.
Richard C. Thomas,
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1 Slide presentation of CVB Financial Corp. as of December 31, 2011 (furnished pursuant to Regulation FD).